EXHIBIT 99.2

EBITDA Presentation of Most Directly Comparable GAAP Financial Measure (Income or Loss Before Income Taxes) and Reconciliation of EBITDA to Income (Loss) Before Income Taxes

Fiscal year ending June 30, 2003

	Quarter ended
				Six months ended December 31, 2002	Nine months ended March 31, 2003
(in thousands, unaudited)	September 30, 2002	December 31, 2002	March 31, 2003

EBITDA	$20,056	$22,057	$32,901	$42,113	$75,014
Depreciation and amortization	(8,876)	(10,185)	(12,905)	(19,061)	(31,966)
Interest, net	(7,214)	(7,379)	(10,351)	(14,593)	(24,944)
Minority interests	(245)	(185)	139	(430)	(291)
Equity method income (loss)	121	63	936	184	1,119
Gain (loss) on sale of assets	186	13	(127)	199	73

Income before income taxes	$4,028	$4,384	$10,593	$8,412	$19,005

Fiscal year ending June 30, 2002

(in thousands, unaudited)	Quarter ended				Six months ended December 31, 2001	Nine months ended March 31, 2002	Year ended June 30, 2002

	September 30, 2001	December 31, 2001	March 31, 2002	June 30, 2002

EBITDA	$15,345	$17,091	$22,976	$16,607	$32,436	$55,412	$72,019
Depreciation and amortization	(7,152)	(7,219)	(8,672)	(6,466)	(14,371)	(23,043)	(29,509)
Interest, net	(5,965)	(7,276)	(7,194)	(6,251)	(13,241)	(20,435)	(26,686)
Minority interests	(162)	(247)	(123)	(296)	(409)	(532)	(828)
Debt extinguishment costs	(6,655)	28	—	—	(6,627)	(6,627)	(6,627)
Equity method income (loss)	107	195	95	73	302	397	470
Gain (loss) on sale of assets	318	16	(37)	518	334	297	815

Income (loss) before income taxes	$(4,164)	$2,588	$7,045	$4,185	$(1,576)	$5,469	$9,654

Fiscal year ending June 30, 2001

(in thousands, unaudited)	Quarter ended				Six months ended December 31, 2000	Nine months ended March 31, 2001	Year ended June 30, 2001

	September 30, 2000	December 31, 2000	March 31, 2001	June 30, 2001

EBITDA	$11,108	$8,931	$17,472	$14,728	$20,039	$37,511	$52,239
Depreciation and amortization	(6,104)	(6,226)	(6,057)	(5,412)	(12,330)	(18,387)	(23,799)
Interest, net	(4,803)	(3,695)	(4,125)	(3,935)	(8,498)	(12,623)	(16,558)
Minority interests	—	(111)	(123)	(558)	(111)	(234)	(792)
Equity method income (loss)	1	61	45	58	62	107	165
Gain (loss) on sale of assets	—	(325)	17	(276)	(325)	(308)	(584)

Income (loss) before income taxes	$202	$(1,365)	$7,229	$4,605	$(1,163)	$6,066	$10,671

Fiscal years ending June 30, 1998, 1999 and 2000

	Fiscal year ended June 30,
(in thousands, unaudited)	1998	1999	2000

EBITDA	$(1,595)	$6,991	$20,566
Depreciation and amortization	(467)	(3,916)	(11,793)
Interest, net	(232)	(4,211)	(8,831)
Minority interests	—	—	(50)
Equity method income (loss)	68	(239)	734
Debt extinguishment costs	—	—	(1,149)
Other non-operating expenses	—	—	(807)
Non-cash stock compensation	(392)	(5,046)	—

Income (loss) before income taxes	$(2,618)	$(6,421)	$(1,330)

EBITDA Margin
Presentation of Most Directly Comparable GAAP Financial Measure (Income or Loss Before Income Taxes Margin) and
Reconciliation of EBITDA Margin to Income (Loss) Before Income Taxes Margin

Fiscal year ending June 30, 2003

	Quarter ended
				Six months ended December 31, 2002	Nine months ended March 31, 2003
(in thousands, unaudited)	September 30, 2002	December 31, 2002	March 31, 2003

EBITDA	$20,056	$22,057	$32,901	$42,113	$75,014
Total revenues	267,863	267,342	402,428	535,205	937,633
EBITDA margin	7.5%	8.3%	8.2%	7.9%	8.0%

EBITDA	$20,056	$22,057	$32,901	$42,113	$75,014
Depreciation and amortization	(8,876)	(10,185)	(12,905)	(19,061)	(31,966)
Interest, net	(7,214)	(7,379)	(10,351)	(14,593)	(24,944)
Minority interests	(245)	(185)	139	(430)	(291)
Equity method income (loss)	121	63	936	184	1,119
Gain (loss) on sale of assets	186	13	(127)	199	73

Income before income taxes	4,028	4,384	10,593	8,412	19,005
Total revenues	267,863	267,342	402,428	535,205	937,633
Income before income taxes margin	1.5%	1.6%	2.6%	1.6%	2.0%

Fiscal year ending June 30, 2002

(in thousands, unaudited)	Quarter ended				Six months ended December 31, 2001	Nine months ended March 31, 2002	Year ended June 30, 2002

	September 30, 2001	December 31, 2001	March 31, 2002	June 30, 2002

EBITDA	$15,345	$17,091	$22,976	$16,607	$32,436	$55,412	$72,019
Total revenues	207,309	223,128	235,885	244,248	430,437	666,322	910,570
EBITDA margin	7.4%	7.7%	9.7%	6.8%	7.5%	8.3%	7.9%

EBITDA	$15,345	$17,091	$22,976	$16,607	$32,436	$55,412	$72,019
Depreciation and amortization	(7,152)	(7,219)	(8,672)	(6,466)	(14,371)	(23,043)	(29,509)
Interest, net	(5,965)	(7,276)	(7,194)	(6,251)	(13,241)	(20,435)	(26,686)
Minority interests	(162)	(247)	(123)	(296)	(409)	(532)	(828)
Debt extinguishment costs	(6,655)	28	—	—	(6,627)	(6,627)	(6,627)
Equity method income (loss)	107	195	95	73	302	397	470
Gain (loss) on sale of assets	318	16	(37)	518	334	297	815

Income (loss) before income taxes	(4,164)	2,588	7,045	4,185	(1,576)	5,469	9,654
Total revenues	207,309	223,128	235,885	244,248	430,437	666,322	910,570

Income (loss) before income taxes margin	-2.0%	1.2%	3.0%	1.7%	-0.4%	0.8%	1.1%

Fiscal year ending June 30, 2001

(in thousands, unaudited)	Quarter ended				Six months ended December 31, 2000	Nine months ended March 31, 2001	Year ended June 30, 2001

	September 30, 2000	December 31, 2000	March 31, 2001	June 30, 2001

EBITDA	$11,108	$8,931	$17,472	$14,728	$20,039	$37,511	$52,239
Total revenues	158,618	155,675	166,266	187,204	314,293	480,559	667,763
EBITDA margin	7.0%	5.7%	10.5%	7.9%	6.4%	7.8%	7.8%

EBITDA	$11,108	$8,931	$17,472	$14,728	$20,039	$37,511	$52,239
Depreciation and amortization	(6,104)	(6,226)	(6,057)	(5,412)	(12,330)	(18,387)	(23,799)
Interest, net	(4,803)	(3,695)	(4,125)	(3,935)	(8,498)	(12,623)	(16,558)
Minority interests	—	(111)	(123)	(558)	(111)	(234)	(792)
Equity method income (loss)	1	61	45	58	62	107	165
Gain (loss) on sale of assets	—	(325)	17	(276)	(325)	(308)	(584)

Income (loss) before income taxes	202	(1,365)	7,229	4,605	(1,163)	6,066	10,671
Total revenues	158,618	155,675	166,266	187,204	314,293	480,559	667,763

Income (loss) before income taxes margin	0.1%	-0.9%	4.3%	2.5%	-0.4%	1.3%	1.6%

Fiscal years ending June 30, 1998, 1999 and 2000

	Fiscal year ended June 30,
(in thousands, unaudited)	1998	1999	2000

EBITDA	$(1,595)	$6,991	$20,566
Total revenues	7,042	91,460	304,694
EBITDA Margin	-22.6%	7.6%	6.7%

EBITDA	$(1,595)	$6,991	$20,566
Depreciation and amortization	(467)	(3,916)	(11,793)
Interest, net	(232)	(4,211)	(8,831)
Minority interests	—	—	(50)
Equity method income (loss)	68	(239)	734
Debt extinguishment costs	—	—	(1,149)
Other non-operating expenses	—	—	(807)
Non-cash stock compensation	(392)	(5,046)	—

Income (loss) before income taxes	(2,618)	(6,421)	(1,330)
Total revenues	7,042	91,460	304,694
Income (loss) before income taxes margin	-37.2%	-7.0%	-0.4%

Leverage Ratio
Presentation of Most Directly Comparable GAAP Financial Measure (Debt to LTM Income Before Income
Taxes Ratio) and Reconciliation of Leverage Ratio to Debt to LTM Income Before Income Taxes Ratio

As of March 31, 2003 (in thousands, unaudited):
"LTM" denotes activity for the latest twelve-month period

Consolidated debt, as defined by credit facility	$438,341
LTM EBITDA, as defined by credit facility	$106,307

Leverage ratio, as defined by credit facility	4.12	x
Maximum leverage ratio requirement	5.50	x

Reconciliation to most directly comparable GAAP financial measure:

Consolidated debt, as defined by credit facility	$438,341
Add: Cash and cash equivalents	25,298
Add: Debt incurred for specified construction projects	17,921

Consolidated debt	$481,560

LTM EBITDA, as defined by credit facility	$106,307
Adjustments:
Baptist San Antonio EBITDA for nine-month period prior to Vanguard ownership	$(3,456)
Weiss EBITDA for two-month period prior to Vanguard ownership	476
LTM Baptist San Antonio and Weiss pro forma cost adjustments, as defined by credit facility	(11,706)

LTM EBITDA	91,621
LTM depreciation and amortization	(38,433)
LTM interest, net	(31,196)
LTM minority interests	(567)
LTM equity method income (loss)	1,174
LTM gain (loss) on sale of assets	591

LTM income before income taxes	$23,190

Debt to LTM income before income taxes ratio	20.77	x

Coverage Ratio
Presentation of Most Directly Comparable GAAP Financial Measure (LTM Income Before Income Taxes to
Net Interest Ratio) and Reconciliation of Coverage Ratio to Debt to LTM Income Before Income Taxes Ratio

As of March 31, 2003 (in thousands, unaudited):
"LTM" denotes activity for the latest twelve-month period

LTM EBITDA, as defined by credit facility	$106,307
LTM interest expense, as defined by credit facility	$28,996

Coverage ratio, as defined by credit facility	3.67	x
Minimum coverage ratio requirement	2.00	x

Reconciliation to most directly comparable GAAP financial measure:

LTM EBITDA, as defined by credit facility	$106,307

Adjustments:
Baptist San Antonio EBITDA for nine-month period prior to Vanguard ownership	(3,456)
Weiss EBITDA for two-month period prior to Vanguard ownership	476
LTM Baptist San Antonio and Weiss pro forma cost adjustments, as defined by credit facility	(11,706)

LTM EBITDA	91,621
LTM depreciation and amortization	(38,433)
LTM interest, net	(31,196)
LTM minority interests	(567)
LTM equity method income (loss)	1,174
LTM gain (loss) on sale of assets	591

LTM income before income taxes	$23,190

LTM interest expense, as defined by credit facility	$28,996
Adjustments:
LTM amortization of financing costs	1,473
LTM interest incurred for specified construction projects	726

LTM net interest expense	31,195

LTM income before income taxes to net interest ratio	0.74	x